UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 31, 2006
US AIRWAYS GROUP, INC.
(Exact name of registrant as specified in its charter)

Delaware	1-8444	54-1194634
(State of jurisdiction)	(Commission File No.)	(IRS Employer Identification No.)
111 West Rio Salado Parkway
Tempe, Arizona 85281
(Address of principal executive offices and zip code)
Registrant’s telephone number, including area code: (480) 693-0800
US AIRWAYS, INC.
(Exact name of registrant as specified in its charter)

Delaware	1-8442	53-0218143
(State of jurisdiction)	(Commission File No.)	(IRS Employer Identification No.)
111 West Rio Salado Parkway
Tempe, Arizona 85281
(Address of principal executive offices and zip code)
Registrant’s telephone number, including area code: (480) 693-0800
AMERICA WEST AIRLINES, INC.
(Exact name of registrant as specified in its charter)

Delaware	0-12337	86-0418245
(State of jurisdiction)	(Commission File No.)	(IRS Employer Identification No.)
4000 E. Sky Harbor Boulevard
Phoenix, Arizona 85034-3899
(Address of principal executive offices and zip code)
Registrant’s telephone number, including area code: (480) 693-0800
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.
On May 31, 2006, US Airways Group, Inc. entered into a purchase agreement with Eastshore Aviation, LLC, as selling stockholder, and Goldman, Sachs & Co., as underwriter, relating to the sale by the selling stockholder of up to 3,050,000 shares of US Airways Group, Inc. common stock. The purchase agreement provides that, subject to satisfaction of customary closing conditions, the underwriter will purchase the shares of common stock from the selling stockholder for resale to the public. The purchase agreement contains representations made by US Airways Group, Inc. and the selling stockholder to the underwriter and agreements by US Airways Group, Inc., the selling stockholder and the underwriter to indemnify each other against certain liabilities, including liabilities under the Securities Act of 1933, as amended. The purchase agreement is attached hereto as exhibit 1.1 and is incorporated herein by reference.
US Airways Group, Inc. will not receive any proceeds from the sale of shares by the selling stockholder.
The sale of shares of common stock by the selling stockholder pursuant to the purchase agreement has been registered pursuant to an effective registration statement on Form S-3 (File No. 333- 129896) filed with the Securities and Exchange Commission under the Securities Act of 1933, as amended.
US Airways Group, Inc. issued a press release on May 31, 2006 relating to the execution of the purchase agreement. The press release is attached hereto as exhibit 99.1.
Item 9.01 Financial Statements and Exhibits.
(d) Exhibits

Exhibit Number	Description
Exhibit 1.1	Purchase Agreement dated May 31, 2006
Exhibit 99.1	US Airways Group, Inc. Press Release, dated May 31, 2006

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, US Airways Group, Inc. has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

US Airways Group, Inc.
Dated: June 2, 2006	By:	/s/ James E. Walsh III
		Name:	James E. Walsh III
		Title:	Senior Vice President and General Counsel

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, US Airways, Inc. has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

US Airways, Inc.
Dated: June 2, 2006	By:	/s/ James E. Walsh III
		Name:	James E. Walsh III
		Title:	Senior Vice President and General Counsel

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, America West Airlines, Inc. has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

America West Airlines, Inc.
Dated: June 2, 2006	By:	/s/ James E. Walsh III
		Name:	James E. Walsh III
		Title:	Senior Vice President and General Counsel

EXHIBIT INDEX

Exhibit Number	Description
Exhibit 1.1	Purchase Agreement dated May 31, 2006
Exhibit 99.1	US Airways Group, Inc. Press Release, dated May 31, 2006

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